                                                                  EXECUTION COPY


                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     Assignment, Assumption and Recognition Agreement (the "Agreement"), dated January 31, 2007, is among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, not in its individual capacity, but solely as trustee of the Banc of America Funding 2007-A Trust ("Assignee"), Wells Fargo Bank, N.A., a national banking association ("Wells Fargo Bank"), as master servicer of the Banc of America Funding 2007-A Trust, Countrywide Home Loans, Inc. (the "Company"), and Countrywide Home Loans Servicing LP ("Countrywide").

     WHEREAS, pursuant to (i) that certain Master Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 2003, by and between Assignor (as successor in interest to Banc of America Mortgage Capital Corporation
("BAMCC")), as purchaser, and the Company, as seller, (ii) that certain Amendment No. 1, dated as of July 1, 2003, by and among BAMCC, the Company and the Assignor, (iii) that certain Amendment No. 2, dated as of September 1, 2004, by and among BAMCC, the Company and the Assignor, (iv) that certain Amendment Reg AB to the Master Mortgage Loan Purchase and Servicing Agreement (the "Amendment Reg AB"), dated as of January 1, 2006, by and between the Company and the Assignor, (v) certain Purchase Confirmations (BA2006-0137, and BA2006-0139), each dated March 30, 2006, by and between the Company and the Assignor, and (vi) that certain Purchase Confirmation, dated December 29, 2006, by and between the Company and the Assignor (collectively, the "Purchase and Servicing Agreement"), the servicing provisions of which are attached in Appendix I hereto, the Assignor purchased the Mortgage Loans (as defined herein) from the Company;

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee;

     WHEREAS, on the date hereof, the Company is transferring all of its right, title and interest in and to the servicing of the Mortgage Loans to Countrywide; and

     WHEREAS, on the date hereof, Wells Fargo Bank, as master servicer (in such capacity, the "Master Servicer"), is entering into a Pooling and Servicing Agreement, dated the date hereof (the "Pooling Agreement), among BAFC, the Master Servicer, Wells Fargo Bank, as securities administrator (the "Securities Administrator"), and the Assignee, pursuant to which the Master Servicer will supervise, monitor and oversee the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the Purchase and Servicing Agreement, and the mortgage loans delivered under such agreement by Countrywide to the Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans").

     The Assignor specifically reserves and does not assign to BAFC or the Assignee any right, title and interest in, to or under any mortgage loan subject to the Purchase and Servicing Agreement other than the Mortgage Loans.

     2. The Company hereby grants, transfers and assigns to Countrywide all of the right, title and interest of the Company in, to and under the servicing rights under the Purchase and Servicing Agreement as it relates to the mortgage loans and only the mortgage loans delivered under such agreement by Countrywide to the Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans"). The parties hereto acknowledge that Countrywide shall service the Mortgage Loans on behalf of the Company in accordance with the Purchase and Servicing Agreement from the date hereof. Countrywide hereby assumes all of the Company's obligations and duties under the Purchase and Servicing Agreement as it relates to the Mortgage Loans from and after the date hereof. The Company specifically reserves and does not assign to Countrywide any right, title and interest in, to or under (i) the Purchase and Servicing Agreement as it relates to any mortgage loans other than the Mortgage Loans or (ii) any mortgage loans subject to the Purchase and Servicing Agreement other than the Mortgage Loans. Notwithstanding the foregoing, it is understood that the Company is not released from liability to the Assignor, or its permitted successors and assigns, for any breaches of any representations, warranties or covenants made by the Company in the Purchase and Servicing Agreement prior to the date hereof.

     3. The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

     a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

     b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Countrywide with respect to the Purchase and Servicing Agreement or the Mortgage Loans;

     c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase and Servicing Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Purchase and Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase and Servicing Agreement or the Mortgage Loans; and

     d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "Securities Act"), or which --------------- would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto.

     4. From and after the date hereof, Countrywide shall (i) note the transfer of the Mortgage Loans to the Assignee in its books and records, (ii) recognize the Assignee as the owner of the Mortgage Loans and (iii) notwithstanding anything to the contrary contained in Section 8.07 of the Purchase and Servicing Agreement, shall service the Mortgage Loans pursuant to the Purchase and Servicing Agreement, as modified by Section 10 hereof, for the benefit of the Assignee.

     5. Countrywide hereby acknowledges that a REMIC election will be made with respect to the Mortgage Loans and that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Mortgage Loans pursuant to the Pooling Agreement, and therefore has the right to enforce all obligations of Countrywide as they relate to the Mortgage Loans, under the Purchase and Servicing Agreement, including, without limitation, the right to exercise any and all rights of the Assignor (but not the obligations) under the Purchase and Servicing Agreement to monitor and enforce the obligations of Countrywide thereunder, the right to terminate Countrywide under the Purchase and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by Countrywide under the Purchase and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by Countrywide under the Purchase and Servicing Agreement, the right to examine the books and records of Countrywide or the Company (as such books and records relate to the prior period of servicing of the Mortgage Loans by the Company), and the right to exercise certain rights of consent and approval relating to actions taken by Countrywide. Notwithstanding the foregoing, it is understood that Countrywide shall not be obligated to defend and indemnify and hold harmless the Master Servicer, the Assignor, the Assignee, the Trust, and BAFC against any losses, damages, penalties, fines, forfeitures, judgments and any related costs including, without limitation, reasonable and necessary legal fees, resulting from (i) actions or inactions of Countrywide which were taken or omitted upon the instruction or direction of the Master

Servicer or (ii) the failure of the Assignee or the Master Servicer acting in its capacity as agent for the Trust to perform the obligations of the "Purchaser" under the Purchase and Servicing Agreement. Wire remittances shall be sent to: WELLS FARGO BANK, N.A., ABA# 121000248, FOR CREDIT TO: SAS CLEARING,
ACCT:  3970771416,   FFC  TO:  BAFC  2007-A  #50979400.

     6. Countrywide hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties in Section 3.01 of the Purchase and Servicing Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made by Countrywide at and/or as of the date hereof, (ii) the Mortgage Loans have been serviced in accordance with the terms of the Purchase and Servicing Agreement,
(iii) that the Company has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans and (iv) that any information provided by the Company on or before the date hereof to any of the parties hereto is true and correct.

     7. Countrywide hereby agrees to cooperate with BAFC, the Master Servicer and the Securities Administrator to enable BAFC, the Master Servicer and the Securities Administrator to fully comply with all Securities and Exchange Commission ("SEC") disclosure and reporting requirements in effect from time to time with respect to the trust created by the Pooling Agreement (which shall be named "Banc of America Funding 2007-A Trust") (the "Trust") and any securities representing ownership interests in or backed by assets of the Trust, including without limitation, the SEC's recently published rules regarding asset-backed securities (Release Nos. 33-8518; 34-50905; File No. S7-21-0433-8419) as set
forth in the Amendment Reg AB.

     8. Countrywide hereby agrees that, in connection with each Mortgage Loan of which the related Mortgage has been recorded in the name of MERS or its designee, it shall take all actions as are necessary to cause the Assignee, as trustee of the Trust pursuant to the Pooling Agreement, to be shown as the owner of such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     9. In accordance with Sections 2.05 and 7.01 of the Purchase and Servicing Agreement, the Assignor hereby instructs Countrywide, and Countrywide hereby agrees, to release from its custody and deliver the contents of the Collateral File (as defined in the Purchase and Servicing Agreement) for each Mortgage Loan to U.S. Bank National Association, in its capacity as custodian under the Pooling Agreement on or before the closing date of the related Pass-Through Transfer (as defined in the Purchase and Servicing Agreement).

     10.   Countrywide,   BAFC  and  Assignee  hereby  agree  to  the  following
modifications to the Purchase and Servicing Agreement solely with respect to the Mortgage Loans:

     a. Article I. The definition of "Qualified Substitute Mortgage Loan" is hereby replaced in its entirety with the following:

          "A mortgage loan that must, on the date of such substitution, (i) have an unpaid principal balance, after deduction of all scheduled payments due in the month of substitution (or if more than one (1) mortgage loan is being substituted, an aggregate principal balance), not in excess of the unpaid principal balance of the repurchased Mortgage Loan (the amount of such shortfall will be deposited in the Custodial Account by Countrywide in the month of substitution); (ii) have a Mortgage Interest Rate not less than, and not more than two percent (2%) greater than, the Mortgage Interest Rate of the repurchased Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the repurchased Mortgage Loan; (iv) comply with each representation and warranty set forth in Sections 3.01 and 3.02; (v) be of the same type as the repurchased Mortgage Loan; (vi) have a Gross Margin not less than that of the repurchased Mortgage Loan; (vii) have the same Index as the repurchased Mortgage Loan; (viii) have a FICO score not less than that of the repurchased Mortgage Loan, (ix) have an LTV not greater than that of the repurchased Mortgage Loan; (x) have a credit grade not lower in quality than that of the repurchased Mortgage Loan and (xi) have the same lien status as the repurchased Mortgage Loan."

          b.   Section 5.01.  The following is added as the second  paragraph of
               Section 5.01:

               "With respect to any remittance received by the Purchaser or any master servicer after the Business Day on which such payment was due, Countrywide shall pay to the Purchaser or any master servicer interest on any such late payment at an annual rate equal to the rate of interest as is publicly announced from time to time at its principal office by JPMorgan Chase Bank, New York, New York, as its prime lending rate, adjusted as of the date of each change, plus one percentage point, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by Countrywide to the Purchaser or any master servicer on the date such late payment is made and shall cover the period commencing with the day such remittance was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with such late payment. The payment by Countrywide of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by Countrywide."

          c. Section 5.02. The first paragraph of Section 5.02 is hereby modified to read as follows:

               "Not later than the fifth (5th) Business Day of each month, Countrywide shall furnish to the Purchaser a delinquency report in the form set forth in Exhibit H-1, a monthly remittance advice in the form set forth in Exhibit H-2, and a realized loss report in the form set forth in Exhibit H-3, each in a mutually agreeable electronic format, as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date; provided, however, Countrywide shall not be required to report any information relating to any prepayment penalties or charges to the extent such penalties or charges are retained by Countrywide."

               The exhibits referenced in this Section 10(c) are attached to this Agreement on Exhibit B hereto; provided, however, Countrywide shall not be required to report any information relating to any prepayment penalties or charges to the extent such penalties or charges are retained by Countrywide.

          d. Section 5.07. Section 5.07 is hereby modified by replacing subsection (ii) with the following:

               "result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in
               Section 860F(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code) unless Countrywide has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax."

          e. Section 7.01. Section 7.01(a)(i) is hereby modified by deleting "three (3) Business Days" and replacing it with "two (2) Business Days (but in no event later than the 20th day of the month)".

     11. Notwithstanding any provision in this Agreement to the contrary, it is understood that Countrywide is not released from liability to the Assignor for any breaches of any representations, warranties or covenants made by Countrywide in the Purchase and Servicing Agreement prior to the date hereof regardless of when such breaches are discovered or made known.

     12. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase and Servicing Agreement is:

                U.S. Bank National Association
                209 S. LaSalle Street, Suite
                300 Chicago, Illinois 60604
                Attention: Structured Finance Trust Services, BAFC 2007-A

     The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase and Servicing Agreement is:

                  Bank of America, National Association
                  214 North Tryon Street
                  Charlotte, North Carolina 28255
                  Attention: Managing Director

     BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

                  Banc of America Funding Corporation
                  214 North Tryon Street
                  Charlotte, North Carolina 28255
                  Attention: General Counsel and Chief Financial Officer

     13. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank National Association not individually or personally but solely as trustee on behalf of the Trust, in the exercise of the powers and authority conferred and vested in it under the terms of the Pooling and Servicing Agreement, and (ii) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust (including, without limitation, any fees, expenses or indemnities payable under the Purchase and Servicing Agreements), or be liable for the breach or failure of any obligation, representation, warranty or covenant of the Trust under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the Pooling and Servicing Agreement.

                               [Signatures Follow]

                                 DO NOT EXECUTE

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.


                                        Bank of America, National Association,
                                        Assignor


                                        By: __________________________________
                                        Name:   Bruce W. Good
                                        Title:  Principal


                                        U.S. Bank National Association,
                                        Assignee


                                        By: __________________________________
                                        Name:   Melissa A. Rosal
                                        Title:  Vice President


                                        Banc of America Funding Corporation


                                        By: __________________________________
                                        Name:   Scott Evans
                                        Title:  Senior Vice President


                                        Countrywide Home Loans, Inc.


                                        By: __________________________________
                                        Name:
                                        Title:


                                        Countrywide Home Loans Servicing LP

                                        By:   Countrywide GP, Inc., its general
                                              partner


                                              By: ____________________________
                                              Name:
                                              Title:

                                 DO NOT EXECUTE

Acknowledged and Agreed
as of the date first above written:


Wells Fargo Bank, N.A., as Master Servicer


By: __________________________________
Name:
Title:

                                   EXHIBIT A

                           Schedule of Mortgage Loans


[Please see the Free Writing Prospectus filed and accepted by the Securities and Exchange Commission on January 31, 2007, with a filing date of January 31, 2007 and accession number 0001379402-07-000012.]

                                   EXHIBIT B


               Exhibit H-1 -- Reporting Data for Defaulted Loans

*The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer


-------------------------------------- -------------------------------------------------------------- ----------- ----------------
Column/Header Name                                              Description                            Decimal    Format Comment
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
SERVICER_LOAN_NBR                      A unique number assigned to a loan by the Servicer.  This
                                       may be different than the LOAN_NBR
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
LOAN_NBR                               A unique identifier assigned to each loan by the originator.
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
CLIENT_NBR                             Servicer Client Number
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
SERV_INVESTOR_NBR                      Contains a unique number as
                                       assigned by an external servicer
                                       to identify a group of loans in
                                       their system.
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
BORROWER_FIRST_NAME                    First Name of the Borrower.
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
BORROWER_LAST_NAME                     Last name of the borrower.
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
PROP_ADDRESS                           Street Name and Number of Property
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
PROP_STATE                             The state where the  property located.
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
PROP_ZIP                               Zip code where the property is located.
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
BORR_NEXT_PAY_DUE_DATE                 The date that the borrower's next
                                       payment is due to the MM/DD/YYYY
                                       servicer at the end of processing
                                       cycle, as reported by Servicer.
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
LOAN_TYPE                              Loan Type (i.e. FHA, VA, Conv)
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_FILED_DATE                  The date a particular bankruptcy claim was filed.                          MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_CHAPTER_CODE                The chapter under which the bankruptcy was filed.
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_CASE_NBR                    The case number assigned by the court to the bankruptcy
                                       filing.
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
POST_PETITION_DUE_DATE                 The payment due date once the bankruptcy has been approved                 MM/DD/YYYY
                                       by the courts
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_DCHRG_DISM_DATE             The Date The Loan Is Removed From Bankruptcy. Either by                    MM/DD/YYYY
                                       Dismissal, Discharged and/or a Motion For Relief Was
                                       Granted.
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
LOSS_MIT_APPR_DATE                     The Date The Loss Mitigation Was Approved By The Servicer                  MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
LOSS_MIT_TYPE                          The Type Of Loss Mitigation Approved For A Loan Such As;
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
LOSS_MIT_EST_COMP_DATE                 The Date The Loss Mitigation /Plan Is Scheduled To End/Close               MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
LOSS_MIT_ACT_COMP_DATE                 The Date The Loss Mitigation Is Actually Completed                         MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
FRCLSR_APPROVED_DATE                   The date DA Admin sends a letter
                                       to the servicer with MM/DD/YYYY
                                       instructions to begin foreclosure
                                       proceedings.
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
ATTORNEY_REFERRAL_DATE                 Date File Was Referred To Attorney to Pursue Foreclosure                   MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
FIRST_LEGAL_DATE                       Notice of 1st legal filed by an Attorney in a Foreclosure                  MM/DD/YYYY
                                       Action
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
FRCLSR_SALE_EXPECTED_DATE              The date by which a foreclosure sale is expected to occur.                 MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
FRCLSR_SALE_DATE                       The actual date of the foreclosure sale.                                   MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
FRCLSR_SALE_AMT                        The amount a property sold for at the foreclosure sale.            2       No commas(,)
                                                                                                                  or dollar
                                                                                                                  signs ($)
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
EVICTION_START_DATE                    The date the servicer initiates eviction of the borrower.                  MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
EVICTION_COMPLETED_DATE                The date the court revokes legal
                                       possession of the property
                                       MM/DD/YYYY from the borrower.
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
LIST_PRICE                             The price at which an REO property is marketed.                    2       No commas(,)
                                                                                                                  or dollar
                                                                                                                  signs ($)
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
LIST_DATE                              The date an REO property is listed at a particular price.                  MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
OFFER_AMT                              The dollar value of an offer for an REO property.                  2       No commas(,)
                                                                                                                  or dollar
                                                                                                                  signs ($)
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
OFFER_DATE_TIME                        The date an offer is received by DA Admin or by the Servicer.              MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ----------- ----------------


-------------------------------------- -------------------------------------------------------------- ----------- ----------------
REO_CLOSING_DATE                       The date the REO sale of the property is scheduled to close.               MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
REO_ACTUAL_CLOSING_DATE                Actual Date Of REO Sale                                                    MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
OCCUPANT_CODE                          Classification of how the property is occupied.
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
PROP_CONDITION_CODE                    A code that indicates the condition of the property.
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
PROP_INSPECTION_DATE                   The date a  property inspection is performed.                              MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
APPRAISAL_DATE                         The date the appraisal was done.                                           MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
CURR_PROP_VAL                          The current "as is" value of the property based on brokers        2
                                       price opinion or appraisal.
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
REPAIRED_PROP_VAL                      The amount the property would be worth if repairs are              2
                                       completed pursuant to a broker's price opinion or appraisal.
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
If applicable:
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
DELINQ_STATUS_CODE                     FNMA Code Describing Status of Loan
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
DELINQ_REASON_CODE                     The circumstances which caused a
                                       borrower to stop paying on a loan.
                                       Code indicates the reason why the
                                       loan is in default for this cycle.
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
MI_CLAIM_FILED_DATE                    Date Mortgage Insurance Claim Was Filed With Mortgage                      MM/DD/YYYY
                                       Insurance Company.
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
MI_CLAIM_AMT                           Amount of Mortgage Insurance Claim Filed                                   No commas(,)
                                                                                                                  or dollar
                                                                                                                  signs ($)
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
MI_CLAIM_PAID_DATE                     Date Mortgage Insurance Company Disbursed Claim Payment                    MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
MI_CLAIM_AMT_PAID                      Amount Mortgage Insurance Company Paid On Claim                    2       No commas(,)
                                                                                                                  or dollar
                                                                                                                  signs ($)
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_FILED_DATE                  Date Claim Was Filed With Pool Insurance Company                           MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_AMT                         Amount of Claim Filed With Pool Insurance Company                  2       No commas(,)
                                                                                                                  or dollar
                                                                                                                  signs ($)
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_PAID_DATE                   Date Claim Was Settled and The Check Was Issued By The Pool                MM/DD/YYYY
                                       Insurer
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_AMT_PAID                    Amount Paid On Claim By Pool Insurance Company                     2       No commas(,)
                                                                                                                  or dollar
                                                                                                                  signs ($)
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_A_CLAIM_FILED_DATE            Date FHA Part A Claim Was Filed With HUD                                   MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_A_CLAIM_AMT                   Amount of FHA Part A Claim Filed                                  2        No commas(,)
                                                                                                                  or dollar
                                                                                                                  signs ($)
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_A_CLAIM_PAID_DATE             Date HUD Disbursed Part A Claim Payment                                    MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_A_CLAIM_PAID_AMT              Amount HUD Paid on Part A Claim                                   2        No commas(,)
                                                                                                                  or dollar
                                                                                                                  signs ($)
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_B_CLAIM_FILED_DATE            Date FHA Part B Claim Was Filed With HUD                                   MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_B_CLAIM_AMT                   Amount of FHA Part B Claim Filed                                 2         No commas(,)
                                                                                                                  or dollar
                                                                                                                  signs ($)
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_B_CLAIM_PAID_DATE             Date HUD Disbursed Part B Claim Payment                                    MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_B_CLAIM_PAID_AMT              Amount HUD Paid on Part B Claim                                   2        No commas(,)
                                                                                                                  or dollar
                                                                                                                  signs ($)
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
VA_CLAIM_FILED_DATE                     Date VA Claim Was Filed With the Veterans Admin                           MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
VA_CLAIM_PAID_DATE                      Date Veterans Admin. Disbursed VA Claim Payment                           MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
VA_CLAIM_PAID_AMT                       Amount Veterans Admin. Paid on VA Claim                           2       No commas(,)
                                                                                                                  or dollar
                                                                                                                  signs ($)
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
MOTION_FOR_RELIEF_DATE                 The date the Motion for Relief was filed                               10  MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
FRCLSR_BID_AMT                         The foreclosure sale bid amount                                        11  No commas(,)
                                                                                                                  or dollar
                                                                                                                  signs ($)
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
FRCLSR_SALE_TYPE                       The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA
-------------------------------------- -------------------------------------------------------------- ----------- ----------------


-------------------------------------- -------------------------------------------------------------- ----------- ----------------
REO_PROCEEDS                           The net proceeds from the sale of the REO property.                        No commas(,)
                                                                                                                  or dollar
                                                                                                                  signs ($)
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
BPO_DATE                               The date the BPO was done.
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
CURRENT_BPO_VAL                        The current "as is" value of th property based on a brokers price opinion.
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
REPAIRED_BPO_PROP_VAL                  The amount the property would be worth if repairs are
                                       completed pursuant to a broker's price opinion.
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
CURR_APP_VAL                            The current "as is" value of the property based on an                 11  No commas(,)
                                       appraisal.                                                                 or dollar
                                                                                                                  signs ($)
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
CURRENT_FICO                           The current FICO score
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
HAZARD_CLAIM_FILED_DATE                The date the Hazard Claim was filed with the Hazard                    10  MM/DD/YYYY
                                       Insurance Company.
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
HAZARD_CLAIM_AMT                       The amount of the Hazard Insurance Claim filed.                        11  No commas(,)
                                                                                                                  or dollar
                                                                                                                  signs ($)
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
HAZARD_CLAIM_PAID_DATE                 The date the Hazard Insurance Company disbursed the claim              10  MM/DD/YYYY
                                       payment.
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
HAZARD_CLAIM_PAID_AMT                  The amount the Hazard Insurance Company paid on the claim.             11  No commas(,)
                                                                                                                  or dollar
                                                                                                                  signs ($)
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_FILED_DATE                  The date the claim was filed with the Pool Insurance Company.          10  MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_AMT                         The amount of the claim filed with the Pool Insurance                  11  No commas(,)
                                       Company.                                                                   or dollar
                                                                                                                  signs ($)
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_PAID_DATE                   The date the claim was settled and the check was issued by             10  MM/DD/YYYY
                                       the Pool Insurer.
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_AMT_PAID                    The amount paid on the claim by the Pool Insurance Company.            11  No commas(,)
                                                                                                                  or dollar
                                                                                                                  signs ($)
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
FORECLOSURE_FLAG                       Y or N                                                                     Text
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_FLAG                        Y or N                                                                     Text
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
NOD_DATE                                                                                                          MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
MI_CLAIM_DATE                          Date Mortgage Insurance is filed                                           MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
NOI_DATE                                                                                                          MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
ACTUAL_PAYMENT_PLAN_START_DATE                                                                                    MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
ACTUAL_PAYMENT_ PLAN_END_DATE
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
LIST_DATE                                                                                                         MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
VACANCY/OCCUPANCY_STATUS               The Occupancy status of the defaulted loan's collateral                    Text
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
ACTUAL_REO_START_DATE                                                                                             MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
SALES_PRICE                                                                                                       Number
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
UPB_LIQUIDATION                        Outstanding Pricipal Balance of the loan upon Liquidation                  Number
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
REALIZED_LOSS/GAIN                     As defined in the Servicing Agreement                                      Number
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
LIQUIDATION_PROCEEDS                                                                                              Number
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
PREPAYMENT_CHARGES_COLLECTED           The amount of Prepayment Charges received                                  Number
-------------------------------------- -------------------------------------------------------------- ----------- ----------------


-------------------------------------- -------------------------------------------------------------- ----------- ----------------
PREPAYMENT_CALCULATION                 The formula behind the prepayment charge                                   Text
-------------------------------------- -------------------------------------------------------------- ----------- ----------------
PAYOFF_DATE                            The date on which the loan was paid off                                    MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ----------- ----------------


             Exhibit 2: Standard File Codes - Delinquency Reporting

     The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
        o       ASUM-   Approved  Assumption
        o       BAP-    Borrower  Assistance Program
        o       CO-     Charge Off
        o       DIL-    Deed-in-Lieu
        o       FFA-    Formal  Forbearance  Agreement
        o       MOD-    Loan  Modification
        o       PRE-    Pre-Sale
        o       SS-     Short Sale
        o       MISC-   Anything else approved by the PMI or Pool Insurer

     NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

     The Occupant Code field should show the current status of the property code as follows:

        o       Mortgagor
        o       Tenant
        o       Unknown
        o       Vacant

     The Property Condition field should show the last reported condition of the property as follows:
        o       Damaged
        o       Excellent
        o       Fair
        o       Gone
        o       Good
        o       Poor
        o       Special Hazard
        o       Unknown

     The  FNMA  Delinquent   Reason  Code  field  should  show  the  Reason  for
     Delinquency as follows:

          -------------------- ----------------------------------------------
          Delinquency Code     Delinquency Description
          -------------------- ----------------------------------------------
          001                  FNMA-Death of principal mortgagor
          -------------------- ----------------------------------------------
          002                  FNMA-Illness of principal mortgagor
          -------------------- ----------------------------------------------
          003                  FNMA-Illness of mortgagor's family member
          -------------------- ----------------------------------------------
          004                  FNMA-Death of mortgagor's family member
          -------------------- ----------------------------------------------
          005                  FNMA-Marital difficulties
          -------------------- ----------------------------------------------
          006                  FNMA-Curtailment of income
          -------------------- ----------------------------------------------
          007                  FNMA-Excessive Obligation
          -------------------- ----------------------------------------------
          008                  FNMA-Abandonment of property
          -------------------- ----------------------------------------------
          009                  FNMA-Distant employee transfer
          -------------------- ----------------------------------------------
          011                  FNMA-Property problem
          -------------------- ----------------------------------------------
          012                  FNMA-Inability to sell property
          -------------------- ----------------------------------------------
          013                  FNMA-Inability to rent property
          -------------------- ----------------------------------------------
          014                  FNMA-Military Service
          -------------------- ----------------------------------------------
          015                  FNMA-Other
          -------------------- ----------------------------------------------
          016                  FNMA-Unemployment
          -------------------- ----------------------------------------------
          017                  FNMA-Business failure
          -------------------- ----------------------------------------------
          019                  FNMA-Casualty loss
          -------------------- ----------------------------------------------
          022                  FNMA-Energy environment costs
          -------------------- ----------------------------------------------
          023                  FNMA-Servicing problems
          -------------------- ----------------------------------------------
          026                  FNMA-Payment adjustment
          -------------------- ----------------------------------------------
          027                  FNMA-Payment dispute
          -------------------- ----------------------------------------------
          029                  FNMA-Transfer of ownership pending
          -------------------- ----------------------------------------------
          030                  FNMA-Fraud
          -------------------- ----------------------------------------------
          031                  FNMA-Unable to contact borrower
          -------------------- ----------------------------------------------
          INC                  FNMA-Incarceration
          -------------------- ----------------------------------------------

     The FNMA Delinquent Status Code field should show the Status of Default as follows:

     ------------------------ ---------------------------------------------
           Status Code        Status Description
     ------------------------ ---------------------------------------------
               09             Forbearance
     ------------------------ ---------------------------------------------
               17             Pre-foreclosure Sale Closing Plan Accepted
     ------------------------ ---------------------------------------------
               24             Government Seizure
     ------------------------ ---------------------------------------------
               26             Refinance
     ------------------------ ---------------------------------------------
               27             Assumption
     ------------------------ ---------------------------------------------
               28             Modification
     ------------------------ ---------------------------------------------
               29             Charge-Off
     ------------------------ ---------------------------------------------
               30             Third Party Sale
     ------------------------ ---------------------------------------------
               31             Probate
     ------------------------ ---------------------------------------------
               32             Military Indulgence
     ------------------------ ---------------------------------------------
               43             Foreclosure Started
     ------------------------ ---------------------------------------------
               44             Deed-in-Lieu Started
     ------------------------ ---------------------------------------------
               49             Assignment Completed
     ------------------------ ---------------------------------------------
               61             Second Lien Considerations
     ------------------------ ---------------------------------------------
               62             Veteran's Affairs-No Bid
     ------------------------ ---------------------------------------------
               63             Veteran's Affairs-Refund
     ------------------------ ---------------------------------------------
               64             Veteran's Affairs-Buydown
     ------------------------ ---------------------------------------------
               65             Chapter 7 Bankruptcy
     ------------------------ ---------------------------------------------
               66             Chapter 11 Bankruptcy
     ------------------------ ---------------------------------------------
               67             Chapter 13 Bankruptcy
     ------------------------ ---------------------------------------------


            Exhibit H-2: Standard File Layout - Scheduled/Scheduled

---------------------------------------------------------------------------------------------------------------------
Column Name                  Description                               Decimal Format Comment                 Max
                                                                                                              Size
---------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR             A value assigned by the Servicer to               Text up to 10 digits               20
                             define a group of loans.
---------------------------------------------------------------------------------------------------------------------
LOAN_NBR                     A unique identifier assigned to each loan         Text up to 10 digits               10
                             by the investor.
---------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR            A unique number assigned to a loan by the         Text up to 10 digits               10
                             Servicer. This may be different than the
                             LOAN_NBR.
---------------------------------------------------------------------------------------------------------------------
BORROWER_NAME                The borrower name as received in the              Maximum length of 30 (Last,        30
                             file.  It is not separated by first and           First)
                             last name.
---------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT                Scheduled monthly principal and scheduled    2    No commas(,) or dollar signs       11
                             interest payment that a borrower is               ($)
                             expected to pay, P&I constant.
---------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE                The loan interest rate as reported by the    4    Max length of 6                     6
                             Servicer.
---------------------------------------------------------------------------------------------------------------------
NET_INT_RATE                 The loan gross interest rate less the        4    Max length of 6                     6
                             service fee rate as reported by the
                             Servicer.
---------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE                The servicer's fee rate for a loan as        4    Max length of 6                     6
                             reported by the Servicer.
---------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT                 The servicer's fee amount for a loan as      2    No commas(,) or dollar signs       11
                             reported by the Servicer.                         ($)
---------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                  The new loan payment amount as reported      2    No commas(,) or dollar signs       11
                             by the Servicer.                                  ($)
---------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE                The new loan rate as reported by the         4    Max length of 6                     6
                             Servicer.
---------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE               The index the Servicer is using to           4    Max length of 6                     6
                             calculate a forecasted rate.
---------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL            The borrower's actual principal balance      2    No commas(,) or dollar signs       11
                             at the beginning of the processing cycle.         ($)
---------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL            The borrower's actual principal balance      2    No commas(,) or dollar signs       11
                             at the end of the processing cycle.               ($)
---------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE       The date at the end of processing cycle           MM/DD/YYYY                         10
                             that the borrower's next payment is due
                             to the Servicer, as reported by Servicer.
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1              The first curtailment amount to be           2    No commas(,) or dollar signs       11
                             applied.                                          ($)
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1             The curtailment date associated with the          MM/DD/YYYY                         10
                             first curtailment amount.
---------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1              The curtailment interest on the first        2    No commas(,) or dollar signs       11
                             curtailment amount, if applicable.                ($)
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2              The second curtailment amount to be          2    No commas(,) or dollar signs       11
                             applied.                                          ($)
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2             The curtailment date associated with the          MM/DD/YYYY                         10
                             second curtailment amount.
---------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2              The curtailment interest on the second       2    No commas(,) or dollar signs       11
                             curtailment amount, if applicable.                ($)
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3              The third curtailment amount to be           2    No commas(,) or dollar signs       11
                             applied.                                          ($)
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3             The curtailment date associated with the          MM/DD/YYYY                         10
                             third curtailment amount.
---------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3               The curtailment interest on the third        2    No commas(,) or dollar signs       11
                             curtailment amount, if applicable.                ($)
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
PIF_AMT                      The loan "paid in full" amount as            2    No commas(,) or dollar signs       11
                             reported by the Servicer.                         ($)
---------------------------------------------------------------------------------------------------------------------
PIF_DATE                     The paid in full date as reported by the          MM/DD/YYYY                         10
                             Servicer.
---------------------------------------------------------------------------------------------------------------------
ACTION_CODE                  The standard FNMA numeric code used to            Action Code Key:                    2
                             indicate the default/delinquent status            15=Bankruptcy, 30=Foreclosure,
                             of a particular loan.                             60=PIF, 63=Substitution,
                                                                               65=Repurchase,70=REO
---------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                  The amount of the interest adjustment as     2    No commas(,) or dollar signs       11
                             reported by the Servicer.                         ($)
---------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT       The Soldier and Sailor Adjustment amount,    2    No commas(,) or dollar signs       11
                             if applicable.                                    ($)
---------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT             The Non Recoverable Loan Amount, if          2    No commas(,) or dollar signs       11
                             applicable.                                       ($)
---------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT                The amount the Servicer is passing as a      2    No commas(,) or dollar signs       11
                             loss, if applicable.                              ($)
---------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL           The scheduled outstanding principal          2    No commas(,) or dollar signs       11
                             amount due at the beginning of the cycle          ($)
                             date to be passed through to investors.
---------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL           The scheduled principal balance due to       2    No commas(,) or dollar signs       11
                             investors at the end of a processing              ($)
                             cycle.
---------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT               The scheduled principal amount as            2    No commas(,) or dollar signs       11
                             reported by the Servicer for the current          ($)
                             cycle -- only applicable for
                             Scheduled/Scheduled Loans.
---------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT                The scheduled gross interest amount less     2    No commas(,) or dollar signs       11
                             the service fee amount for the current            ($)
                             cycle as reported by the Servicer -- only
                             applicable for Scheduled/Scheduled Loans.
---------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT                The actual principal amount collected by     2    No commas(,) or dollar signs       11
                             the Servicer for the current reporting            ($)
                             cycle -- only applicable for
                             Actual/Actual Loans.
---------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT                 The actual gross interest amount less the    2    No commas(,) or dollar signs       11
                             service fee amount for the current                ($)
                             reporting cycle as reported by the
                             Servicer -- only applicable for
                             Actual/Actual Loans.
---------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT          The penalty amount received when a           2    No commas(,) or dollar signs       11
                             borrower prepays on his loan as reported          ($)
                             by the Servicer.
---------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED       The prepayment penalty amount for the        2    No commas(,) or dollar signs       11
                             loan waived by the servicer.                      ($)
---------------------------------------------------------------------------------------------------------------------
MOD_DATE                     The Effective Payment Date of the                 MM/DD/YYYY                         10
                             Modification for the loan.
---------------------------------------------------------------------------------------------------------------------
MOD_TYPE                     The Modification Type.                            Varchar - value can be alpha       30
                                                                               or numeric
---------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT       The current outstanding principal and        2    No commas(,) or dollar signs       11
                             interest advances made by Servicer.               ($)
---------------------------------------------------------------------------------------------------------------------


Exhibit H-3: Realized Loss Calculation Information--Wells Fargo Bank, N.A., Form 332


Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan's removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.02 of this Agreement (the "Statement Date") in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.

1.   The actual Unpaid Principal Balance of the Mortgage Loan.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.

3-7. Complete as  necessary.  All line  entries  must be  supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

8. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.

10.  The total of lines 1 through 9.

Credits

11-17. Complete as necessary. All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.

18.      The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19. The total derived from subtracting line 18 from 10. If the amount represents a realized gain, show the amount in parenthesis ( ).

                             WELLS FARGO BANK, N.A.
                          CALCULATION OF REALIZED LOSS

           WELLS FARGO BANK, N.A. Trust: ___________________________

           Prepared by: ________________ Date: _______________

           Phone: ______________________

           Servicer Loan No.      Servicer Name     Servicer Address

WELLS FARGO BANK, N.A.
Loan No._____________________________
Borrower's Name:________________________________________________________
Property
Address:________________________________________________________________

Liquidation and Acquisition Expenses:
Actual Unpaid Principal Balance of Mortgage Loan        $________________(1)
Interest accrued at Net Rate                             ________________(2)
Attorney's Fees                                          ________________(3)
Taxes                                                    ________________(4)
Property Maintenance                                     ________________(5)
MI/Hazard Insurance Premiums                             ________________(6)
Hazard Loss Expenses                                     ________________(7)
Accrued Servicing Fees                                   ________________(8)
Other (itemize)                                          ________________(9)
                                                        $___________________

Total Expenses                                          $_______________(10)
Credits:
Escrow Balance                                          $_______________(11)
HIP Refund                                               _______________(12)
Rental Receipts                                          _______________(13)
Hazard Loss Proceeds                                     _______________(14)
Primary Mortgage Insurance Proceeds                      _______________(15)
Proceeds from Sale of Acquired Property                  _______________(16)
Other (itemize)                                          _______________(17)
                                                        ________________
                                                        ________________

Total Credits                                           $_______________(18)

            Total Realized Loss (or Amount of Gain)     $_______________

                                   APPENDIX I

 Articles IV and V of the Master Mortgage Loan Purchase and Servicing Agreement

                               [Attached hereto]

                                   ARTICLE IV.
                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01   Countrywide to Act as Servicer..............................   25
Section 4.02   Collection of Mortgage Loan Payments........................   26
Section 4.03   Realization Upon Defaulted Mortgage Loans...................   27
Section 4.04   Establishment of Custodial Accounts; Deposits
                  in Custodial Accounts....................................   28
Section 4.05   Permitted Withdrawals From the Custodial Account............   29
Section 4.06   Establishment of Escrow Accounts; Deposits in
                  Escrow Accounts..........................................   30
Section 4.07   Permitted Withdrawals From Escrow Account...................   30
Section 4.08   Transfer of Accounts........................................   31
Section 4.09   Payment of Taxes, Insurance and Other Charges;
                  Maintenance of PMI Policies; Collections Thereunder......   31
Section 4.10   Maintenance of Hazard Insurance.............................   32
Section 4.11   Business Continuity Plan/Disaster Recovery..................   32
Section 4.12   Fidelity Bond; Errors and Omissions Insurance...............   33
Section 4.13   Title, Management and Disposition of REO Property...........   33
Section 4.14   Notification of Adjustments.................................   34
Section 4.15   Notification of Maturity Date...............................   34
Section 4.16   Assumption Agreements.......................................   35
Section 4.17   Satisfaction of Mortgages and Release of Collateral Files...   35
Section 4.18   Servicing Compensation......................................   36

                                   ARTICLE V.
                 PROVISIONS OF PAYMENTS AND REPORTS TO PURCHASER

Section 5.01   Distributions...............................................   37
Section 5.02   Periodic Reports to the Purchaser...........................   38
Section 5.03   Monthly Advances by Countrywide.............................   38
Section 5.04   Annual Statement as to Compliance...........................   39
Section 5.05   Annual Independent Certified Public Accountants'
                  Servicing Report.........................................   39
Section 5.06   Purchaser's Access to Countrywide's Records.................   39
Section 5.07   Compliance with REMIC Provisions............................   40



                                  ARTICLE IV.
                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

     SECTION 4.01 COUNTRYWIDE TO ACT AS SERVICER.

     Countrywide, as independent contract servicer, shall service and administer Mortgage Loans sold pursuant to this Agreement in accordance with the Accepted Servicing Practices and the terms of this Agreement and shall have full power and authority, acting alone, to do or cause to be done any and all things, in connection with such servicing and administration, that Countrywide may deem necessary or desirable and consistent with the terms of this Agreement. In servicing and administering the Mortgage Loans, Countrywide shall employ procedures in accordance with the customary and usual standards of practice of prudent mortgage servicers. Notwithstanding anything to the contrary contained herein, in servicing and administering Government Mortgage Loans, Countrywide shall not take, or fail to take, any action that would result in the denial of coverage under any LGC or MIC, as applicable. Without limiting the generality of the foregoing, with respect to any Government Mortgage Loan, Countrywide shall be permitted to deviate from the servicing practices set forth herein if such deviation would be consistent with the servicing practices employed in connection with any similar mortgage loan constituting a part of a GNMA mortgage-backed security.

     In accordance with the terms of this Agreement, Countrywide may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in Countrywide's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser; provided, however, that Countrywide shall not permit any modification, waiver, or forbearance with respect to any Mortgage Loan that would decrease the Mortgage Interest Rate (other than by adjustments required by the terms of the Mortgage Note), result in the denial of coverage under a PMI Policy, LGC or MIC, defer or forgive the payment of any principal or interest payments, reduce the outstanding principal amount (except for actual payments of principal), make future advances or extend the final maturity date on such Mortgage Loan without the Purchaser's consent or otherwise constitute a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b). Countrywide may permit forbearance or allow for suspension of Monthly Payments for up to one hundred twenty (120) days if the Mortgagor is in default or Countrywide determines in its reasonable discretion, that default is imminent and if Countrywide determines that granting such forbearance or suspension is in the best interest of the Purchaser. If any modification, forbearance or suspension permitted hereunder allows the deferral of interest or principal payments on any Mortgage Loan, Countrywide shall include in each remittance for any month in which any such principal or interest payment has been deferred (without giving effect to such modification, forbearance or suspension) an amount equal to such month's principal and one (1) month's interest at the Mortgage Loan Remittance Rate on the then unpaid principal balance of the Mortgage Loan and shall be entitled to reimbursement for such advances only to the same extent as for Monthly Advances made pursuant to
Section 5.03. Countrywide shall notify the Purchaser, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Purchaser (or, at the direction of the Purchaser, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within thirty (30) days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, Countrywide (i) shall deliver to the Purchaser a copy thereof and
(ii) shall deliver to the Purchaser such document, with evidence of recordation upon receipt thereof from the public recording office.

     Without limiting the generality of the foregoing, Countrywide shall continue, and is hereby authorized and empowered to execute and deliver on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Property. If reasonably required by Countrywide, the Purchaser shall furnish Countrywide with any powers of attorney and other documents necessary or appropriate to enable Countrywide to carry out its servicing and administrative duties under this Agreement.

     SECTION 4.02 COLLECTION OF MORTGAGE LOAN PAYMENTS.

     Countrywide shall make reasonable efforts, in accordance with the Accepted Servicing Practices and this Agreement, to collect all payments due under each Mortgage Loan and shall exercise reasonable care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and Mortgaged Property.

     SECTION 4.03 REALIZATION UPON DEFAULTED MORTGAGE LOANS.

     (a) Foreclosure. In accordance with Accepted Servicing Practices, Countrywide shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. Countrywide shall use reasonable efforts to realize upon defaulted Mortgage Loans, in such manner as will maximize the receipt of principal and interest by the Purchaser, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, Countrywide shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Purchaser after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by Countrywide through PMI Proceeds, Government Insurance Proceeds, Other Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property. Countrywide shall notify the Purchaser in writing of the commencement of foreclosure proceedings. Such notice may be contained in the reports prepared by Countrywide and delivered to the Purchaser pursuant to the terms and conditions of this Agreement. Countrywide shall be responsible for all costs and expenses incurred by it in any foreclosure proceedings; provided, however, that it shall be entitled to reimbursement thereof from proceeds from the related Mortgaged Property.

     Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event Countrywide has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector. The cost for such inspection or review shall be borne by the Purchaser. Upon completion of the inspection or review, Countrywide shall promptly provide the Purchaser with a written report of the environmental inspection.

     After reviewing the environmental inspection report, the Purchaser shall determine how Countrywide shall proceed with respect to the Mortgaged Property. In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Purchaser directs Countrywide to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, Countrywide shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse Countrywide, Countrywide shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section 4.05 hereof. In the event the Purchaser directs Countrywide not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, Countrywide shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section 4.05 hereof.


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

     SECTION 4.04 ESTABLISHMENT OF CUSTODIAL ACCOUNTS; DEPOSITS IN CUSTODIAL ACCOUNTS.

     Countrywide shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one (1) or more Custodial Accounts, in the form of time deposit or demand accounts, titled "[Countrywide], in trust for Banc of America Mortgage Capital Corporation and/or subsequent purchasers of Mortgage Loans - P&I." Countrywide shall provide the Purchaser with written evidence of the creation of such Custodial Account(s) upon the request of the Purchaser.

     Countrywide shall deposit in the Custodial Account within two (2) Business Days, and retain therein, the following payments and collections received or made by it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off
Date:

     (a) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

     (b) all payments on account of interest on the Mortgage Loans, adjusted to the Mortgage Loan Remittance Rate;

     (c) all proceeds from a Cash Liquidation;

     (d) all PMI Proceeds, Government Insurance Proceeds and Other Insurance Proceeds, including amounts required to be deposited pursuant to Sections 4.08 and 4.10, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Accepted Servicing Practices, the loan documents or applicable law;

     (e) all Condemnation Proceeds affecting any Mortgaged Property that are not released to the Mortgagor in accordance with the Accepted Servicing Practices, the loan documents or applicable law;

     (f) all Monthly Advances;

     (g) all proceeds of any Mortgage Loan repurchased in accordance with
Section 3.03 or 3.04, and any amount required to be deposited by Countrywide in connection with any shortfall in principal amount of the Qualified Substitute Mortgage Loans and the repurchased Mortgage Loans as required pursuant to
Section 3.03;

     (h) any amounts required to be deposited by Countrywide pursuant to Section
4.10 in connection with the deductible clause in any blanket hazard insurance policy (such deposit shall be made from Countrywide's own funds, without reimbursement therefor);

     (i) the Prepayment Interest Shortfall Amount, if any, for the month of distribution (such deposit shall be made from Countrywide's own funds, without reimbursement therefor up to a maximum amount per month equal to the lesser of
(a) one-twelfth of the product of (i) the Servicing Fee Rate and (ii) the Stated Principal Balance of such Mortgage Loans, or (b) the aggregate Servicing Fee actually received for such month for the Mortgage Loans); and


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

     (j) any amounts required to be deposited by Countrywide in connection with any REO Property pursuant to Section 4.13.

     The foregoing requirements for deposit in the Custodial Account are exclusive. The Purchaser understands and agrees that, without limiting the generality of the foregoing, payments in the nature of late payment charges, prepayment penalties and assumption fees (to the extent permitted by Section 4.16) need not be deposited by Countrywide in the Custodial Account. Any interest paid by the depository institution on funds deposited in the Custodial Account shall accrue to the benefit of Countrywide and Countrywide shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05(d). All funds required to be deposited in the Custodial Account shall be held in trust for the Purchaser until withdrawn in accordance with Section 4.05.

     SECTION 4.05 PERMITTED WITHDRAWALS FROM THE CUSTODIAL ACCOUNT.

     Countrywide may, from time to time, withdraw funds from the Custodial Account for the following purposes:

     (a) to make payments to the Purchaser in the amounts and in the manner provided for in Sections 5.01 and 5.03;

     (b) to reimburse itself for Monthly Advances (Countrywide's reimbursement for Monthly Advances shall be limited to amounts received on the related Mortgage Loan (or to amounts received on the Mortgage Loans as a whole if the Monthly Advance is made due to a shortfall in a Monthly Payment made by a Mortgagor entitled to relief under the Soldiers' and Sailors' Civil Relief Act of 1940) which represent Late Collections, net of the related Servicing Fee and LPMI Fee, if applicable. Countrywide's right to reimbursement hereunder shall be prior to the rights of the Purchaser, except that, where Countrywide is required to repurchase a Mortgage Loan pursuant to Sections 3.03 or 3.04 or Countrywide is required to remit a sum pursuant to the applicable provision of Section 4.17, Countrywide's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loans. Notwithstanding the foregoing, Countrywide may reimburse itself for Monthly Advances from any funds in the Custodial Account if it has determined that such funds are nonrecoverable advances or if all funds, with respect to the related Mortgage Loan, have previously been remitted to the Purchaser);

     (c) to reimburse itself for unreimbursed Servicing Advances and any unpaid Servicing Fees (Countrywide's reimbursement for Servicing Advances and/or Servicing Fees hereunder with respect to any Mortgage Loan shall be limited to proceeds from Cash Liquidation, Liquidation Proceeds, Condemnation Proceeds, PMI Proceeds, Government Insurance Proceeds and Other Insurance Proceeds; provided, however, that Countrywide may reimburse itself for Servicing Advances and Servicing Fees from any funds in the Custodial Account if all funds, with respect to the related Mortgage Loan, have previously been remitted to the Purchaser. Notwithstanding the foregoing, with respect to each Government Mortgage Loan, Countrywide shall not be entitled to reimbursement of any Servicing Advances that constitute losses and expenses for which an issuer of GNMA securities would be responsible, pursuant to Chapter 4 of the GNMA Handbook 5500.2, if such Government Mortgage Loan had been included in a GNMA security);

     (d) to pay to itself as servicing compensation (i) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Remittance Date), and (ii) the Servicing Fee and the LPMI Fee, if applicable, from that portion of any payment or recovery of interest on a particular Mortgage Loan;

     (e) to pay to itself, with respect to each Mortgage Loan that has been repurchased pursuant to Section 3.03 or 3.04, all amounts received but not distributed as of the date on which the related Repurchase Price is determined;

     (f) to reimburse itself for any amounts deposited in the Custodial Account in error; and

     (g) to clear and terminate the Custodial Account upon the termination of this Agreement.

     SECTION 4.06 ESTABLISHMENT OF ESCROW ACCOUNTS; DEPOSITS IN ESCROW ACCOUNTS.

     Countrywide shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one (1) or more Escrow Accounts in the form of time deposit or demand accounts, which accounts shall be Eligible Accounts, titled "[Countrywide], in trust for Banc of America Mortgage Capital Corporation and/or subsequent purchasers of Mortgage Loans and various mortgagors - T&I." Countrywide shall provide the Purchaser with written evidence of the creation of such Escrow Account(s) upon the request of the Purchaser.

     Countrywide shall deposit in the Escrow Account(s) within two (2) Business Days, and retain therein, (a) all Escrow Payments collected on account of the Mortgage Loans, and (b) all Other Insurance Proceeds that are to be applied to the restoration or repair of any Mortgaged Property. Countrywide shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes in accordance with Section 4.07. Countrywide shall be entitled to retain any interest paid by the depository institution on funds deposited in the Escrow Account except interest on escrowed funds required by law to be paid to the Mortgagor. Countrywide shall pay Mortgagor interest on the escrowed funds at the rate required by law notwithstanding that the Escrow Account is non-interest bearing or the interest paid by the depository institution thereon is insufficient to pay the Mortgagor interest at the rate required by law.

     SECTION 4.07 PERMITTED WITHDRAWALS FROM ESCROW ACCOUNT.

     Countrywide may, from time to time, withdraw funds from the Escrow Account(s) for the following purposes: (a) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, PMI Policy premiums, if applicable, and comparable items; (b) to reimburse Countrywide for any Servicing Advance made by Countrywide with respect to a related Mortgage Loan; provided, however, that such reimbursement shall only be made from amounts received on the related Mortgage Loan that represent late payments or collections of Escrow Payments thereunder; (c) to refund to the Mortgagor any funds as may be determined to be overages; (d) for transfer to the Custodial Account in accordance with the terms of this Agreement; (e) for application to restoration or repair of the Mortgaged Property; (f) to pay to Countrywide, or to the Mortgagors to the extent required by law, any interest paid on the funds deposited in the Escrow Account; (g) to reimburse itself for any amounts deposited in the Escrow Account in error; or (h) to clear and terminate the Escrow Account on the termination of this Agreement.

     SECTION 4.08 TRANSFER OF ACCOUNTS.

     Countrywide may transfer the Custodial Account or the Escrow Account to a different depository institution from time to time provided that such Custodial Account and Escrow Account shall at all times be Eligible Accounts. Countrywide shall notify the Purchaser of any such transfer within five (5) days thereafter.

     SECTION 4.09 PAYMENT OF TAXES, INSURANCE AND OTHER CHARGES; MAINTENANCE OF PMI POLICIES; COLLECTIONS THEREUNDER.

     With respect to each Mortgage Loan, Countrywide shall maintain accurate records reflecting the status of (a) ground rents, taxes, assessments, water rates and other charges that are or may become a lien upon the Mortgaged Property; (b) primary mortgage insurance premiums; (c) with respect to Mortgage Loans insured by the FHA, mortgage insurance premiums, and (d) fire and hazard insurance premiums. Countrywide shall obtain, from time to time, all bills for the payment of such charges, including renewal premiums, and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable using Escrow Payments which shall have been estimated and accumulated by Countrywide in amounts sufficient for such purposes. To the extent that the Mortgage does not provide for Escrow Payments, Countrywide shall determine that any such payments are made by the Mortgagor at the time they first become due. Countrywide assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills, irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments, and shall make advances from its own funds to effect such payments.

     Countrywide will maintain in full force and effect, a PMI Policy conforming in all respects to the description set forth in Section 3.02(v), issued by an insurer described in that Section, with respect to each Mortgage Loan for which such coverage is herein required. Such coverage will be maintained until the LTV or the Updated LTV of the related Mortgage Loan is reduced to 80% or less in the case of a Mortgage Loan having a LTV at origination in excess of 80%. Countrywide will not cancel or refuse to renew any PMI Policy in effect on the Closing Date that is required to be kept in force under this Agreement unless a replacement PMI Policy is obtained from and maintained with an insurer that is approved by an Agency. Countrywide shall not take any action that would result in non-coverage under any applicable PMI Policy of any loss that, but for the actions of Countrywide, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 4.16, Countrywide shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions that may be required by such insurer as a condition to the continuation of coverage under the PMI Policy. If such PMI Policy is terminated as a result of such assumption or substitution of liability, Countrywide shall obtain a replacement PMI Policy as provided above.

     Unless otherwise provided in the related Purchase Confirmation, no Mortgage Loan has in effect as of the Closing Date any mortgage pool insurance policy or other credit enhancement, except for any PMI Policy, MIC or LGC and the insurance or guarantee relating thereto, as applicable (excluding such exception, the "Credit Enhancement"), and Countrywide shall not be required to take into consideration the existence of any such Credit Enhancement for the purposes of performing its servicing obligations hereunder. If the Purchaser shall at any time after the related Closing Date notify Countrywide in writing of its desire to obtain any such Credit Enhancement, the Purchaser and Countrywide shall thereafter negotiate in good faith for the procurement and servicing of such Credit Enhancement.

     SECTION 4.10 MAINTENANCE OF HAZARD INSURANCE.

     Countrywide shall cause to be maintained, for each Mortgage Loan, fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount that is equal to the lesser of (a) the maximum insurable value of the improvements securing such Mortgage Loan or
(b) the greater of (i) the unpaid principal balance of the Mortgage Loan, and
(ii) the percentage such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the Mortgagee from becoming a co-insurer. In the event a hazard insurance policy shall be in danger of being terminated, or in the event the insurer shall cease to be acceptable to an Agency, Countrywide shall notify the Purchaser and the related Mortgagor, and shall use its best efforts, as permitted by applicable law, to assure that a replacement hazard insurance policy substantially and materially similar in all respects to the original policy is obtained from a qualified insurer. If the Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards and such flood insurance has been made available, Countrywide shall cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the National Flood Insurance Administration program (or any successor thereto) with a generally acceptable insurance carrier and with coverage in an amount not less than the lesser of (x) the unpaid principal balance of the Mortgage Loan; (y) full replacement value of the improvements which are a part of the Mortgaged Property; or (z) the maximum amount of insurance which is available under the National Flood Insurance Reform Act of 1994. Countrywide shall also maintain on REO Property, (1) fire and hazard insurance with extended coverage in an amount that is not less than the maximum insurable value of the improvements that are a part of such property; (2) liability insurance; and (3) to the extent required and available under the National Flood Insurance Reform Act of 1994, flood insurance in an amount as provided above. Countrywide shall deposit in the Custodial Account all amounts collected under any such policies except (A) amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property and (B) amounts to be released to the Mortgagor in accordance with the Accepted Servicing Practices. The Purchaser understands and agrees that no earthquake or other additional insurance on property acquired in respect of the Mortgage Loan shall be maintained by Countrywide or Mortgagor. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to Countrywide and shall provide for at least thirty (30) days prior written notice to Countrywide of any cancellation, reduction in the amount of coverage or material change in coverage. Countrywide shall not interfere with the Mortgagor's freedom of choice in selecting either the insurance carrier or agent; provided, however, that Countrywide shall only accept insurance policies from insurance companies acceptable to an Agency and licensed to do business in the state wherein the property subject to the policy is located.

     SECTION 4.11 BUSINESS CONTINUITY PLAN/DISASTER RECOVERY.

     Countrywide shall establish and maintain contingency plans, recovery plans and proper risk controls to ensure Countrywide's continued performance under this Agreement. The plans must be in place within thirty (30) calendar days after the Closing Date of this Agreement and shall include, but not be limited to, testing, control functions, accountability and corrective actions to be implemented, if necessary. Countrywide agrees to make copies or summaries of the plans available to the Purchaser or its regulators upon request.

     SECTION 4.12 FIDELITY BOND; ERRORS AND OMISSIONS INSURANCE.

     Countrywide shall maintain, at its own expense, a blanket Fidelity Bond and an errors and omissions insurance policy with responsible companies, with broad coverage of all officers, employees or other persons acting in any capacity with regard to the Mortgage Loan who handle funds, money, documents or papers relating to the Mortgage Loan. The Fidelity Bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure Countrywide against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of its officers, employees and agents. Such Fidelity Bond shall also protect and insure Countrywide against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 shall diminish or relieve Countrywide from its duties and obligations as set forth in this Agreement. The minimum coverage under any such Fidelity Bond and errors and omissions insurance policy shall be at least equal to the corresponding amounts required by an Agency for an approved seller/servicer.

     SECTION 4.13 TITLE, MANAGEMENT AND DISPOSITION OF REO PROPERTY.

     (a) Title. In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of Countrywide for the benefit of the Purchaser, or in the event the Purchaser is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person(s) as shall be consistent with an Opinion of Counsel obtained by Countrywide from an attorney duly licensed to practice law in the state where the REO Property is located. Any Person(s) holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the benefit of the Purchaser.

     (b) Management. Countrywide shall either itself or through an agent selected by Countrywide, manage, conserve, protect and operate each REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account. Countrywide shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter or more frequently as required by the circumstances. Countrywide shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the Credit File and copies thereof shall be forwarded by Countrywide to the Purchaser within five (5) days of the Purchaser's request therefor. Countrywide shall promptly attempt to sell the REO Property (and may temporarily rent the same) on such terms and conditions as Countrywide deems to be in the best interest of the Purchaser. Countrywide shall deposit, or cause to be deposited, within two (2) Business Days of receipt, in the Custodial Account all revenues received with respect to each REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of each REO Property, including the cost of maintaining any hazard insurance pursuant to
Section 4.10 hereof and the fees of any managing agent acting on behalf of Countrywide. Notwithstanding anything contained in this Agreement to the contrary, upon written notice to Countrywide, the Purchaser may elect to assume the management and control of any REO Property; provided, however, that prior to giving effect to such election, the Purchaser shall reimburse Countrywide for all previously unreimbursed or unpaid Monthly Advances, Servicing Advances and Servicing Fees related to such REO Property.

     (c) Disposition. Subject to the following paragraph, Countrywide shall use reasonable efforts to dispose of each REO Property as soon as possible and shall sell each REO Property no later than one (1) year after title to such REO Property has been obtained, unless Countrywide determines, and gives an appropriate notice to the Purchaser, that a longer period is necessary for the orderly disposition of any REO Property. If a period longer than one (1) year is necessary to sell any REO Property, Countrywide shall, if requested by the Purchaser, report monthly to the Purchaser as to the progress being made in selling such REO Property.

     Each REO Disposition shall be carried out by Countrywide at such price and upon such terms and conditions as Countrywide deems to be in a manner that maximizes the net present value of the recovery to the Purchaser. If, as of the date title to any REO Property was acquired by Countrywide, there were outstanding unreimbursed Servicing Advances, Monthly Advances or Servicing Fees with respect to the REO Property or the related Mortgage Loan, Countrywide, upon an REO Disposition of such REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances, Monthly Advances and Servicing Fees from proceeds received in connection with such REO Disposition. The proceeds from the REO Disposition, net of any payment to Countrywide as provided above, shall be deposited in the Custodial Account and distributed to the Purchaser in accordance with Section 5.01.

     SECTION 4.14 NOTIFICATION OF ADJUSTMENTS.

     With respect to each Adjustable Rate Mortgage Loan, Countrywide shall adjust the Mortgage Interest Rate on the related Interest Adjustment Date and shall adjust the Monthly Payment on the related Payment Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. If, pursuant to the terms of the Mortgage Note, another index is selected for determining the Mortgage Interest Rate because the original index is no longer available, the same index will be used with respect to each Mortgage Note which requires a new index to be selected, provided that such selection does not conflict with the terms of the related Mortgage Note. Countrywide shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and the Monthly Payment adjustments. Countrywide shall promptly, upon written request therefor, deliver to the Purchaser such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by Countrywide or the Purchaser that Countrywide has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, Countrywide shall immediately deposit in the Custodial Account, from its own funds, the amount of any interest loss caused the Purchaser thereby without reimbursement therefor.

     SECTION 4.15 NOTIFICATION OF MATURITY DATE.

     With respect to each Balloon Mortgage Loan, Countrywide shall execute and deliver to the Mortgagor any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the maturity date and final balloon payment.

     SECTION 4.16 ASSUMPTION AGREEMENTS.

     Countrywide shall, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause to the extent permitted by law; provided, however, that Countrywide shall not exercise any such right if prohibited from doing so by law or the terms of the Mortgage Note or if the exercise of such right would impair or threaten to impair any recovery under the related PMI Policy, if any. If Countrywide reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, Countrywide shall enter into an assumption agreement with the Person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. Where an assumption is allowed pursuant to this Section 4.16, the Purchaser authorizes Countrywide, with the prior written consent of the primary mortgage insurer, if any, to enter into a substitution of liability agreement with the Person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.

     In connection with any such assumption or substitution of liability, Countrywide shall follow the underwriting practices and procedures employed by Countrywide for mortgage loans originated by Countrywide for its own account in effect at the time such assumption or substitution is made. With respect to an assumption or substitution of liability, the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan and the outstanding principal amount of the Mortgage Loan shall not be changed. Countrywide shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser or its designee the original of any such substitution of liability or assumption agreement, which document shall be added to the related Collateral File and shall, for all purposes, be considered a part of such Collateral File to the same extent as all other documents and instruments constituting a part thereof.

     Notwithstanding anything to the contrary contained herein, Countrywide shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption that Countrywide may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 4.16, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

     SECTION 4.17 SATISFACTION OF MORTGAGES AND RELEASE OF COLLATERAL FILES.

     Upon the payment in full of any Mortgage Loan, or the receipt by Countrywide of a notification that payment in full will be escrowed in a manner customary for such purposes, Countrywide shall immediately notify the Purchaser. Such notice shall include a statement to the effect that all amounts received or to be received in connection with such payment, which are required to be deposited in the Custodial Account pursuant to Section 4.04, have been or will be so deposited and shall request delivery to it of the portion of the Collateral File held by the


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Purchaser or the Custodian. Upon receipt of such notice and request, the
Purchaser, or its designee, shall within five (5) Business Days release or cause to be released to Countrywide the related Collateral Documents and Countrywide shall prepare and process any satisfaction or release. In the event that the Purchaser fails to release or cause to be released to Countrywide the related Collateral Documents within five (5) Business Days of Countrywide's request therefor, the Purchaser shall be liable to Countrywide for any additional expenses or costs, including, but not limited to, outsourcing fees and penalties, incurred by Countrywide resulting from such failure. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account.

     In the event Countrywide satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Purchaser may have under the mortgage instruments, Countrywide, upon written demand, shall remit to the Purchaser the then unpaid principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account. Countrywide shall maintain the Fidelity Bond insuring Countrywide against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

     From time to time and as appropriate for the service or foreclosure of a Mortgage Loan, including for the purpose of collection under any PMI Policy, the Purchaser, its designee, or the Custodian shall, within five (5) Business Days of Countrywide's request and delivery to the Purchaser, its designee, or the Custodian of a servicing receipt signed by a Servicing Officer, release or cause to be released to Countrywide the portion of the Collateral File held by the Purchaser, its designee, or the Custodian. Pursuant to the servicing receipt, Countrywide shall be obligated to return to the Purchaser, its designee, or the Custodian the related Collateral File when Countrywide no longer needs such file, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Collateral File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially. In the event that the Purchaser fails to release or cause to be released to Countrywide the portion of the Collateral File held by the Purchaser or its designee within five
(5) Business Days of Countrywide's request therefor, the Purchaser shall be liable to Countrywide for any additional expenses or costs, including, but not limited to, outsourcing fees and penalties, incurred by Countrywide resulting from such failure. Upon receipt of notice from Countrywide stating that such Mortgage Loan was liquidated, the Purchaser shall release Countrywide from its obligations under the related servicing receipt.

     SECTION 4.18 SERVICING COMPENSATION.

     As compensation for its services hereunder, Countrywide shall be entitled to withdraw from the Custodial Account, or to retain from interest payments on the Mortgage Loans, the amounts provided for as Servicing Fees. Except as otherwise provided hereunder, the obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion of the Monthly Payments. Notwithstanding the foregoing, with respect to the payment of the Servicing Fee for any month, the aggregate Servicing Fee shall be reduced (but not less than zero) by an amount equal to the Prepayment Interest Shortfall for the related Due Period. Additional servicing compensation in the form of assumption fees (as provided in Section 4.16), late payment charges, prepayment penalties or otherwise shall be retained by Countrywide to the extent not required to be deposited in the Custodial Account. Countrywide shall be required to


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pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided herein.

                                   ARTICLE V.
                 PROVISIONS OF PAYMENTS AND REPORTS TO PURCHASER

     SECTION 5.01 DISTRIBUTIONS.

     On each Remittance Date, Countrywide shall distribute to the Purchaser (a) all amounts credited to the Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05; plus (b) all Monthly Advances, if any, that Countrywide is obligated to distribute pursuant to Section 5.03; minus
(c) any amounts attributable to Principal Prepayments received after the related Principal Prepayment Period; minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the preceding Determination Date. It is understood that, by operation of Section 4.04, the remittance on the first Remittance Date is to include principal collected after the Cut-off Date through the preceding Determination Date plus interest, adjusted to the Mortgage Loan Remittance Rate, collected through such Determination Date exclusive of any portion thereof allocable to the period prior to the Cut-off Date, with the adjustments specified in (b), (c) and (d) above.


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

     SECTION 5.02 PERIODIC REPORTS TO THE PURCHASER.

     (a) Monthly Reports. Not later than the fifth (5th) Business Day following the Principal Prepayment Period, Countrywide shall furnish to the Purchaser via any electronic medium a monthly report in a form reasonably acceptable to the Purchaser, which report shall include with respect to each Mortgage Loan the following loan-level information: (i) the scheduled balance as of the last day of the related Due Period, (ii) all Principal Prepayments applied to the Mortgagor's account during the related Principal Prepayment Period, (iii) the delinquency and bankruptcy status of the Mortgage Loan, if applicable, (iv) actual unpaid principal balance, (v) the date through which Monthly Payments have been made; (vi) the current Mortgage Interest Rate, (vii) Mortgage Interest Rate net of the Servicing Fee and the LPMI fee and (viii) the amount being remitted.

     (b) Miscellaneous Reports. Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed-in-lieu of foreclosure, Countrywide shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property, which report may be included with any other reports prepared by Countrywide and delivered to the Purchaser pursuant to the terms and conditions of this Agreement. With respect to any REO Property, and upon the request of the Purchaser, Countrywide shall furnish to the Purchaser a statement describing Countrywide's efforts during the previous month in connection with the sale of such REO Property, including any rental of such REO Property incidental to the sale thereof and an operating statement. Countrywide shall also provide the Purchaser with such information concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax return and as the Purchaser may reasonably request from time to time. The Purchaser agrees to pay for all reasonable out-of-pocket expenses incurred by Countrywide in connection with complying with any request made by the Purchaser hereunder if such information is not customarily provided by Countrywide in the ordinary course of servicing mortgage loans similar to the Mortgage Loans.

     SECTION 5.03 MONTHLY ADVANCES BY COUNTRYWIDE.

     Not later than the close of business on the Determination Date preceding each Remittance Date, Countrywide shall deposit in the Custodial Account an amount equal to all payments not previously advanced by Countrywide, whether or not deferred pursuant to Section 5.01, of principal (due after the Cut-off Date) and interest not allocable to the period prior to the Cut-off Date, adjusted to the Mortgage Loan Remittance Rate, which were due on a Mortgage Loan and delinquent as of the close of business on the Business Day prior to the related Determination Date. Notwithstanding anything to the contrary herein, Countrywide may use amounts on deposit in the Custodial Account for future distribution to the Purchaser to satisfy its obligation, if any, to deposit delinquent amounts pursuant to the preceding sentence. To the extent Countrywide uses any funds being held for future distribution to the Purchaser to satisfy its obligations under this Section 5.03, Countrywide shall deposit in the Custodial Account an amount equal to such used funds no later than the Determination Date prior to the following Remittance Date to the extent that funds in the Custodial Account on such Remittance Date are less than the amounts to be remitted to the Purchaser pursuant to Section 5.01.

     Countrywide's obligation to make such advances as to any Mortgage Loan will continue through the earliest of: (a) the last Monthly Payment due prior to the payment in full of the Mortgage Loan; (b) the Remittance Date prior to the Remittance Date for the distribution of any Liquidation Proceeds, Other Insurance Proceeds or Condemnation Proceeds which, in the case


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of Other Insurance Proceeds and Condemnation Proceeds, satisfy in full the indebtedness of such Mortgage Loan; or (c) the Remittance Date prior to the date the Mortgage Loan is converted to REO Property; provided, however, with respect to any Government Mortgage Loan that is converted to REO Property, Countrywide's obligation to make such advances will continue in accordance with the applicable governmental agency's guidelines. In no event shall Countrywide be obligated to make an advance under this Section 5.03 if at the time of such advance it reasonably determines that such advance will be unrecoverable.

     SECTION 5.04 ANNUAL STATEMENT AS TO COMPLIANCE.

     Countrywide shall deliver to the Purchaser on or before March 15th of each year, beginning in the year following the Closing Date, an Officers' Certificate stating, as to each signatory thereof, that (a) a review of the activities of Countrywide during the preceding calendar year and of performance under this Agreement has been made under such officers' supervision, and (b) to the best of such officers' knowledge, based on such review, Countrywide has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof. Countrywide shall provide the Purchaser with copies of such statements upon request.

     SECTION 5.05 ANNUAL INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' SERVICING REPORT.

     On or before March 15th of each year, beginning in the year following the Closing Date, Countrywide at its expense shall cause a firm of independent public accountants, which is a member of the American Institute of Certified Public Accountants, to furnish a statement to the Purchaser to the effect that such firm has examined certain documents and records relating to Countrywide's servicing of mortgage loans of the same type as the Mortgage Loans, pursuant to this Agreement or servicing agreements substantially similar to this Agreement, and that, on the basis of such examination, conducted substantially in accordance with the Uniform Single Audit Program for Mortgage Bankers, such firm is of the opinion that Countrywide's servicing has been conducted in compliance with this Agreement or such servicing agreements examined pursuant to this
Section 5.05 except for (a) such exceptions as such firm shall believe to be immaterial, and (b) such other exceptions as shall be set forth in such statement. Countrywide shall provide the Purchaser with copies of such statements upon request.

     SECTION 5.06 PURCHASER'S ACCESS TO COUNTRYWIDE'S RECORDS.

     The Purchaser shall have access upon reasonable notice to Countrywide, during regular business hours or at such other times as might be reasonable under applicable circumstances, to any and all of the books and records of Countrywide that relate to the performance or observance by Countrywide of the terms, covenants or conditions of this Agreement. Further, Countrywide hereby authorizes the Purchaser, in connection with a sale of the Mortgage Loans, to make available to prospective purchasers a Consolidated Statement of Operations of Countrywide, or its parent company, prepared by or at the request of Countrywide for the most recently completed three (3) fiscal years for which such a statement is available as well as a Consolidated Statement of Condition at the end of the last two (2) fiscal years covered by such Consolidated Statement of Operations. Countrywide also agrees to make available to any prospective purchaser, upon reasonable notice and during normal business hours, a knowledgeable financial or accounting officer for the purpose of answering questions respecting Countrywide's ability to


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perform under this Agreement. The Purchaser agrees to reimburse Countrywide for any out-of-pocket costs incurred by Countrywide in connection with its obligations under this Section 5.06.

     SECTION 5.07 COMPLIANCE WITH REMIC PROVISIONS.

     If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, Countrywide shall not take any action, cause the REMIC to take any action, or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860 (a)
(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860(d) of the Code) unless Countrywide has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.